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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 2004
                                                        -----------------

                          HOMETOWN AUTO RETAILERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   000-24669             06-1501703
  ------------------------------    ---------------         ------------
 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE        (IRS EMPLOYER
         INCORPORATION)                 NUMBER)          IDENTIFICATION NO.)


                              774 STRAITS TURNPIKE
                               WATERTOWN, CT 06795
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (860) 945-6900


                                       N/A
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 12, 2004, Hometown issued a press release announcing its third quarter 2004 results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits.

            Number       Description
            ------       -----------

            99.1         Press Release dated November 12, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  Hometown Auto Retailers, Inc.

                                                  By:   /s/ Charles F. Schwartz
                                                         -----------------------
                                                  Name:  Charles F. Schwartz
                                                  Title: Chief Financial Officer

Dated:  November 12, 2004